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                                                                 EXHIBIT 10(d)

                           AMENDMENT NO. 5 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

          AMENDMENT dated as of September 27, 1996 among AMERICAN EXPLORATION COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").

                             W I T N E S S E T H :

          WHEREAS, the Company, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994, as amended by Amendment No. 1 dated as of February 16, 1995, Amendment No. 2 dated as of May 2, 1995, Amendment No. 3 as of January 19, 1996 and Amendment No. 4 as of June 5, 1996 (as so amended, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Section 1.01 of the Agreement. (A) The following defined terms in Section 1.01 of the Agreement are amended to read in their entirety as follows:



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                 "Availability Limit" means at any date an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and
         (ii) $90,000,000; provided that if at any time during the period from and after September 27, 1996 until the first regularly scheduled Borrowing Base redetermination date in 1997 pursuant to Section 2.14 the Company shall prepay any Loans using the proceeds received from or in respect of the sale, transfer or other disposition of any Mortgaged Properties or the Company's capital stock, the Availability Limit shall be reduced on the date of such prepayment by an amount equal to the principal amount of the Loans being prepaid (but in no event shall the Availability Limit be reduced below $75,000,000 as a result of prepayments made pursuant to this proviso). The Availability Limit may be increased only by an amendment in accordance with Section 9.05, which the Banks may agree to or not agree to in their sole discretion.

                 "Level I Status" exists at any date on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities is less than or equal to 50% of the Borrowing Base then in effect.

                 "Level II Status" exists at any date on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities is greater than 50% but less than or equal to 80% of the Borrowing Base then in effect.

         (B) The following defined terms are hereby added to Section 1.01:

                 "Compensation Trigger Date" means any date on or after January 31, 1997 and prior to the first regularly scheduled Borrowing Base redetermination date in 1997 pursuant to Section 2.14 (the period commencing on January 31, 1997 and ending on such scheduled Borrowing Base redetermination date, the "Measuring Period") on which the sum of
         (i) the aggregate outstanding principal amount of the Loans and (ii) the aggregate Letter of Credit Liabilities exceeds $75,000,000 less the Value of any BB Properties sold or otherwise transferred by the Company prior to the last day of the Measuring Period.

                 "Level III Status" exists at any date on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities exceeds 80% of the Borrowing Base then in effect.




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                 SECTION 3.  Amendment of Section 2.05 of the Agreement.  (A)
         In Section 2.05(a) of the Agreement, the first sentence is amended in its entirety to read as follows:

                 (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, as follows:

                          (1) for any day on which Level I Status exists, at a
                 rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of .50% plus the Base Rate for such day;

                          (2) for any day on which Level II Status exists, at a
                 rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of .75% plus the Base Rate for such day; and

                          (3) for any day on which Level III Status exists, at
                 a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of 1% plus the Base Rate for such day;

         provided that if the Compensation Trigger Date shall occur, each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day on or after the Compensation Trigger Date on which such Loan is outstanding until the first regularly scheduled Borrowing Base redetermination date in 1997 pursuant to Section 2.14), at a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of 1.50% plus the Base Rate for such day.

         (B) In Section 2.05(b) of the Agreement, the defined term "Margin" is amended in its entirety to read as follows:

                 "Margin" means (i) for any day on which Level I Status exists, 1 1/2% or (ii) for any day on which Level II Status exists, 1 3/4% or
         (iii) for any day on which Level III Status exists, 2%; provided that if the Compensation Trigger Date shall occur, the Margin shall be deemed to be 2 1/2% for any day on or after the Compensation Trigger Date until the first regularly scheduled Borrowing Base redetermination date in 1997 pursuant to Section 2.14.






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         SECTION 4.  Amendment of Section 2.06(b) of the Agreement. (A) The
first sentence of Section 2.06(b) of the Agreement is amended to read in its entirety as follows:

                 (b) The Company shall pay to the Agent a letter of credit fee, as follows:

                          (1) for any day on which Level I Status exists, at
                 the rate of 1 1/2% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein;

                          (2) for any day on which Level II Status exists, at
                 the rate of 1 3/4% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein; and

                          (3) for any day on which Level III Status exists, at the rate of 2% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein;

         provided that if the Compensation Trigger Date shall occur, the Company shall pay to the Agent a letter of credit fee at the rate of 2 1/2% per annum on the aggregate amount available for drawing under any Letter of Credit from and after the Compensation Trigger Date until the first regularly scheduled Borrowing Base redetermination date in 1997 pursuant to Section 2.14, such fee to be payable for the account of the Banks ratably in proportion to their participation therein.

         (B) Section 2.06 of the Agreement is amended by the addition of the following clause (d) thereto:

                 "(d) If the Compensation Trigger Date shall occur, the Company shall forthwith pay to the Agent for the account of the Banks in proportion to their respective Commitments a fee in an amount equal to .25% of the aggregate amount of the Commitments."






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         SECTION 5.  Amendment of Section 2.14 of the Agreement.  (A) The first sentence of Section 2.14 is hereby deleted and replaced with the following:

                 SECTION 2.14. Borrowing Base. During the period from and after September 27, 1996 and until the next redetermination of the Borrowing Base pursuant to this Agreement, the amount of the Borrowing Base shall be $90,000,000.

         (B) In Section 2.14 of the Agreement, clause (iii) is amended in its entirety to read as follows:

                 "(iii) on and after October 27, 1996, the Banks have valid first and prior liens pursuant to the Security Instruments on Mortgaged Properties having an aggregate Value which equals or exceeds 80% of the aggregate Value of the BB Properties,"

         SECTION 6. Amendment of Section 5.06(b) of the Agreement. Section 5.06(b) is amended to read in its entirety as follows:

                 (b) On October 27, 1996 and at all times thereafter, the aggregate Value of the Properties on which the Banks have valid first and prior mortgage liens shall be at least 80% of the aggregate Value of the BB Properties.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon (i) receipt by the Agent for the account of the Banks in proportion to their respective Commitments, up-front fees in an amount equal to .375% of the aggregate amount of the Commitments; (ii) receipt by the Agent of a certificate of the chief financial officer of the Company to the effect that the acquisition by the Company of certain oil and gas interests, properties and related assets from Zilkha Energy Company will be consummated prior to or simultaneously with the execution hereof on terms and conditions not materially different in any material respect from those heretofore disclosed to the Banks; and (iii) receipt by the Agent of duly executed counterparts hereof signed by the Company, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall






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have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).






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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                  AMERICAN EXPLORATION COMPANY



                                  By:=========================

                                     Title:


                                  MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                  By:=========================

                                    Title:


                                  BANK OF MONTREAL, as a Bank and
                                  as a Co-Agent



                                  By:=========================

                                    Title:


                                  BANQUE PARIBAS



                                  By:=========================

                                    Title:






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                                  By:=========================

                                    Title:



                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Agent



                                  By:=========================

                                      Title:






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